UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 14, 2011
MarketAxess Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34091	52-2230784

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

299 Park Avenue New York, New York	10171

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 813-6000
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(1) Approval of Restricted Stock Unit Guidelines and Forms of Restricted Stock Unit Agreements
On January 14, 2011, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of MarketAxess Holdings Inc. (the “Company”) adopted guidelines (the “Guidelines”) for restricted stock units (“RSUs”) granted on or after January 1, 2011 under the Company’s 2004 Stock Incentive Plan (Amended and Restated effective April 28, 2006) (the “Stock Plan”). The Guidelines generally provide that unless otherwise provided in an award agreement, RSUs granted under the Guidelines will vest as follows, subject to the participant’s continued service with the Company through each vesting date:
•	1/3 on the date that is:
•	12 months after the grant date for an RSU that is not a Deferrable RSU (as defined below) and for a Deferrable RSU for which the participant made a deferral election prior to the calendar year in which the Deferrable RSU was granted (a “Prior Year Deferral”), or
•	13 months after the grant date for a Deferrable RSU for which the participant did not make a Prior Year Deferral.
•	an additional 1/3 will vest on each of the second and third anniversaries of the grant date;
•	50% of any unvested RSUs will become immediately vested upon the Participant’s death or Disability (as defined in the Stock Plan); and
•	100% of the RSUs will become immediately vested upon a participant’s termination by the Company without Cause (as defined in the Stock Plan) that occurs upon or within 24 months following a Change in Control (as defined in the Stock Plan); except that such vesting will not apply to a Deferrable RSU that has been deferred (other than pursuant to a Prior Year Deferral) if such termination occurs before the 13 month anniversary of the grant date.
In addition, in the event of a Change in Control the Committee may exercise discretion with regard to the vesting of RSUs in accordance with the Stock Plan, except that any such discretion will be limited to the extent required to comply with Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”) and any such discretion will be exercised in a manner that is intended not to cause the RSUs to be subject to any tax, interest or penalties that may be imposed on a participant under Section 409A of the Code without the participant’s consent.
The Guidelines provide that participants will receive one share of common stock, par value $0.003 value per share, of the Company (“Common Stock) for each vested RSU, paid within 30 days following vesting. The Committee may determine in an award agreement that select members of management and highly compensated employees, consultants and non-employee directors may elect to defer, in accordance with the Guidelines, the payment of Common Stock under an RSU (a “Deferrable RSU”) until the earlier of a specified calendar year, the participant’s separation from service (as defined under Section 409A of the Code) or a Change in Control. Generally, a participant may either make a Prior Year Deferral or may elect to make a deferral under a Deferrable RSU in the year of grant but in no event later than the 30th day following the grant date.

The Guidelines also provide that in the event a participant engages in Detrimental Activity (as defined in the Stock Plan) prior to or during the one year period after any vesting of RSUs the Committee may direct that all of the participant’s unvested RSUs and vested but unpaid RSUs will be immediately forfeited and that the participant must pay over to the Company an amount equal to any gain realized from the RSUs or any Common Stock paid under the RSUs.
The foregoing description of the Guidelines is only a summary and is qualified in its entirety by reference to the Guidelines, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference into this Item 5.02.
On January 14, 2011, the Committee also approved two forms of Restricted Stock Unit Agreements for use in connection with grants of RSUs made under the Guidelines. One form of Restricted Stock Unit Agreement is for use in connection with RSUs granted to all individuals eligible to receive grants of RSUs other than Richard M. McVey, the Company’s Chief Executive Officer and Chairman of the Board, and T. Kelley Millet, the Company’s President and a director on the Board. The other form of Restricted Stock Unit Agreement is for grants of RSUs to Messrs. McVey and Millet and provides that notwithstanding the Guidelines, 100% of the RSUs will become immediately vested upon the participant’s death or Disability.
Copies of the forms of Restricted Stock Unit Agreements are attached hereto as Exhibits 10.2 and 10.3, respectively, and are incorporated by reference into this Item 5.02.
(2) Amended and Restated Employment Agreements
On January 19, 2011, the Company entered into letter agreements with Mr. McVey (the “McVey Employment Agreement”) and Mr. Millet (the “Millet Employment Agreement,” and together with the McVey Employment Agreement, the “Employment Agreements”).
(i)	McVey Employment Agreement
The McVey Employment Agreement amends and restates the letter agreement between the Company and Mr. McVey dated as of May 3, 2004, as subsequently amended on December 19, 2008 (the “Prior McVey Agreement”). The McVey Employment Agreement is substantially similar to the Prior McVey Agreement except as follows:
•	The McVey Employment Agreement provides for an initial four-year term commencing on February 1, 2011, with successive one year automatic renewals unless either party elects to not extend the term at least 90 days prior to the last day of the term;
•	Mr. McVey will be entitled to receive annual incentive compensation and equity grants on terms and conditions determined by the Committee in its sole discretion;

•	In the event of Mr. McVey’s resignation for Good Reason (as defined in the McVey Employment Agreement) or termination by the Company without Cause (as defined in the McVey Employment Agreement), in each case that occurs outside of the three months prior to or 18 months after a Change in Control (“CIC Protection Period”), then subject to his execution of a waiver and general release:
•	Mr. McVey will continue to receive his base salary for 24 months after termination,
•	Mr. McVey will be paid two times the average of the annual cash bonus he received for the three completed calendar years prior to termination (“Average Bonus”), to be paid in 24 monthly installments, and
•	If he timely elects continued coverage under the Company’s health plans in accordance with, and remains eligible for coverage under, COBRA, the Company will pay for his and his dependent’s premiums for such coverage to the extent the payments will not subject the Company to any tax or other penalties under Section 4980D of the Code or otherwise cause a violation of applicable law (the “Health Insurance Coverage”) for up to 18 months after termination;
•	In the event of a non-extension of the term of the McVey Employment Agreement by the Company, then subject to his execution of a waiver and general release, Mr. McVey will:
•	continue to receive his base salary for 12 months after termination, or 24 months if such termination occurs during a CIC Protection Period,
•	be paid one times, or two times if such termination occurs during a CIC Protection Period, the Average Bonus, and
•	be entitled to elect to receive the Health Insurance Coverage for up to 12 months after termination, or up to 18 months after termination if such termination occurs during a CIC Protection Period; and
•	Any award gains and annual incentive received by Mr. McVey will be subject to potential clawback under policies to be adopted by Company to comply with applicable law, rules or other regulatory requirements or in accordance with the terms of the applicable award agreement if he engages in Detrimental Activity.
(ii)	Millet Employment Agreement
The Millet Employment Agreement amends and restates the letter agreement between the Company and Mr. Millet dated as of August 21, 2006, as amended December 23, 2008 (the “Prior Millet Agreement”). The Millet Employment Agreement is substantially similar to the Prior Millet Agreement except as follows:
•	The Millet Employment Agreement provides for an initial four-year term commencing on February 1, 2011, with successive one year automatic renewals unless either party elects to not extend the term at least 90 days prior to the last day of the term;
•	Mr. Millet will be entitled to receive annual incentive compensation and equity grants on terms and conditions determined by the Committee in its sole discretion;
•	In the event of Mr. Millet’s resignation for Good Reason (as defined in the Millet Employment Agreement), termination by the Company without Cause (as defined in the Millet Employment Agreement), or his death, in each case outside a CIC Protection Period, then subject to his (or his estate’s) execution of a waiver and general release, Mr. Millet (or his estate) will:
•	continue to recieve his base salary for 12 months after termination,
•	be paid one times his Average Bonus to be paid in 12 monthly installments, and

•	be entitled to elect to receive the Health Insurance Coverage for up to 12 months after termination;
•	In the event of Mr. Millet’s resignation for Good Reason, termination by the Company without Cause, or death, in each case during a CIC Protection Period, then subject to his (or his estate’s) execution of a waiver and general release, Mr. Millet will:
•	continue to receive his base salary for 18 months after termination,
•	be paid 1.5 times his Average Bonus to be paid in 18 monthly installments, and
•	be entitled to elect to receive the Health Insurance Coverage for up to 12 months after termination;
•	In the event of a non-extension of the term of the Millet Employment Agreement by the Company, then subject to his execution of a waiver and general release, Mr. Millet will:
•	continue to receive his base salary for 12 months after termination, or 18 months if such termination occurs during a CIC Protection Period,
•	be paid one times, or 1.5 times if such termination occurs during a CIC Protection Period, the Average Bonus, and
•	be entitled to elect to receive the Health Insurance Coverage for up to 12 months, or up to 18 months if such termination occurs during a CIC Protection Period; and
•	Any award gains and annual incentive received by Mr. Millet will be subject to potential clawback under policies to be adopted by the Company to comply with applicable law, rules or other regulatory requirements or in accordance with the terms of the applicable award agreement if he engages in Detrimental Activity.
The foregoing descriptions of the Employment Agreements are only summaries and are qualified in their entirety by reference to the McVey Employment Agreement and Millet Employment Agreement, copies of which are attached hereto as Exhibits 10.4 and 10.5, respectively, and are incorporated by reference into this Item 5.02.
(3) Retention Equity Awards
In consideration for entering into the Employment Agreements, on January 19, 2011, the Committee approved grants of RSUs under the Stock Plan and the Guidelines (the “Retention RSUs”) and Incentive Stock Options under the Stock Plan (the “Retention Options” and together with the Retention RSUs, the “Retention Awards”) to Messrs. McVey and Millet as follows:

		Number of Retention
Name of Executive Officer	Number of Retention RSUs	Options
Richard M. McVey	119,565	219,969
T. Kelley Millet	59,782	109,984
The Retention RSUs granted to Mr. McVey are Deferrable RSUs, the Retention RSUs granted to Mr. Millet are non-Deferrable RSUs.

The Retention Awards provide for terms and conditions that differ from the forms of award agreements previously adopted by the Committee. The forms of award agreements for the Retention Awards provide that the Retention Awards will become vested pursuant to the following schedule, subject to the participant’s continued service with the Company through each vesting date:

Incremental Percentage of Award
Vesting Date	Vested
January 15, 2012 (February 19, 2012 for Mr. McVey’s Retention RSUs)	12.5%
January 15, 2013	25.0%
January 15, 2014	25.0%
January 15, 2015	25.0%
January 15, 2016	12.5%
In addition,
•	Upon the participant’s death or Disability 50% of any unvested Retention Awards will become immediately vested and, in the case of the Retention Options, remain exercisable until the earlier of two years from the date of such termination or the expiration of the Retention Option; and
•	Upon the participant’s termination by the Company without Cause, or by the Participant for Good Reason, that solely in the case of Mr. McVey’s Retention RSUs occurs on or after February 19, 2012, any portion of the applicable Retention Award that would have otherwise become vested in the 12 month period following the date of such termination if such termination occurs outside of a CIC Protection Period, or the 24 month period following the date of such termination if such termination occurs during a CIC Protection Period, will become immediately vested on the date of such termination.
Further, in the event of the participant’s termination as a result of the Company’s non-extension of the Employment Agreement between the Company and the applicable participant, the then unvested portion of the Retention Awards will continue to become vested in accordance with the schedule set forth above as if a termination did not occur, and in the case of the Retention Options the portion of the Retention Option that is vested on the date of such termination will remain exercisable for one year following the date of such termination and any portion of the Retention Option that becomes vested and exercisable following such termination will remain exercisable for one year following the date such portion of the Retention Option becomes vested.

The foregoing description of the Retention Awards is only a summary and is qualified in its entirety by reference to Retention Awards, copies of which are attached hereto as Exhibits 10.6, 10.7, 10.8 and 10.9 and are incorporated by reference into this Item 5.02.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits:

10.1	Guidelines for Restricted Stock Units granted under the MarketAxess Holdings Inc. 2004 Stock Incentive Plan (amended and restated effective as of April 28, 2006).

10.2
Form of Restricted Stock Unit Agreement for employees other than Messrs. McVey and Millet pursuant to the MarketAxess Holdings Inc. 2004 Stock Incentive Plan (as amended and restated effective April 28, 2006).

10.3	Form of Restricted Stock Unit Agreement for Messrs. McVey and Millet pursuant to the MarketAxess Holdings Inc. 2004 Stock Incentive Plan (as amended and restated effective April 28, 2006).

10.4	Letter Agreement, dated January 19, 2011, by and between MarketAxess Holdings Inc. and Richard M. McVey.

10.5	Letter Agreement, dated January 19, 2011, by and between MarketAxess Holdings Inc. and T. Kelley Millet.

10.6	Incentive Stock Option Agreement, dated January 19, 2011, by and between MarketAxess Holdings Inc. and Richard M. McVey.

10.7	Incentive Stock Option Agreement, dated January 19, 2011, by and between MarketAxess Holdings Inc. and T. Kelley Millet.

10.8	Restricted Stock Unit Agreement, dated January 19, 2011, by and between MarketAxess Holdings Inc. and Richard M. McVey.

10.9	Restricted Stock Unit Agreement, dated January 19, 2011, by and between MarketAxess Holdings Inc. and T. Kelley Millet.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARKETAXESS HOLDINGS INC.
Date: January 19, 2011	By:	/s/Richard M. McVey
		Name:	Richard M. McVey
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit

10.1	Guidelines for Restricted Stock Units granted under the MarketAxess Holdings Inc. 2004 Stock Incentive Plan (amended and restated effective as of April 28, 2006).

10.2
Form of Restricted Stock Unit Agreement for employees other than Messrs. McVey and Millet pursuant to the MarketAxess Holdings Inc. 2004 Stock Incentive Plan (as amended and restated effective April 28, 2006).

10.3	Form of Restricted Stock Unit Agreement for Messrs. McVey and Millet pursuant to the MarketAxess Holdings Inc. 2004 Stock Incentive Plan (as amended and restated effective April 28, 2006).

10.4	Letter Agreement, dated January 19, 2011, by and between MarketAxess Holdings Inc. and Richard M. McVey.

10.5	Letter Agreement, dated January 19, 2011, by and between MarketAxess Holdings Inc. and T. Kelley Millet.

10.6	Incentive Stock Option Agreement, dated January 19, 2011, by and between MarketAxess Holdings Inc. and Richard M. McVey.

10.7	Incentive Stock Option Agreement, dated January 19, 2011, by and between MarketAxess Holdings Inc. and T. Kelley Millet.

10.8	Restricted Stock Unit Agreement, dated January 19, 2011, by and between MarketAxess Holdings Inc. and Richard M. McVey.

10.9	Restricted Stock Unit Agreement, dated January 19, 2011, by and between MarketAxess Holdings Inc. and T. Kelley Millet.